February 20, 2026

Supplement

SUPPLEMENT DATED FEBRUARY 20, 2026 TO THE SUMMARY PROSPECTUS AND PROSPECTUS OF

Morgan Stanley Long Duration Government Opportunities Fund (the "Fund"), dated April 30, 2025, as supplemented

Effective immediately, the portfolio managers of the Fund are Gregory Finck and Andrew Szczurowski.

Accordingly, the Summary Prospectus and Prospectus are hereby amended as follows:

The sections of the Summary Prospectus titled "Fund Management—Portfolio Managers" and the Prospectus titled "Fund Summary—Fund Management—Portfolio Managers" are hereby deleted in their entirety and replaced with the following:

Portfolio Managers. Information about the members jointly and primarily responsible for the day-to-day management of the Fund's portfolio is shown below:

Name	Title with Adviser	Date Began Managing Fund
Gregory Finck	Managing Director	February 2026
Andrew Szczurowski, CFA	Managing Director	May 2023

The second paragraph of the section of the Prospectus titled "Fund Management" is hereby deleted in its entirety and replaced with the following:

The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Gregory Finck and Andrew Szczurowski, CFA. Messrs. Finck and Szczurowski are Managing Directors of the Adviser, manage other funds and have been employed by the Morgan Stanley organization for more than five years.

Please retain this supplement for future reference.

MSLDGOSUMPROPSPT 2/26

February 20, 2026

Supplement

SUPPLEMENT DATED FEBRUARY 20, 2026 TO THE STATEMENT OF ADDITIONAL INFORMATION OF

Morgan Stanley Long Duration Government Opportunities Fund (the "Fund"), dated April 30, 2025, as supplemented

Effective immediately, the portfolio managers of the Fund are Gregory Finck and Andrew Szczurowski.

Accordingly, the Statement of Additional Information is hereby amended as follows:

The section of the Statement of Additional Information titled "Investment Advisory and Other Services—Fund Management—Other Accounts Managed by the Portfolio Managers" is hereby deleted and replaced with the following:

Other Accounts Managed by Portfolio Managers at December 31, 2024 (unless otherwise indicated):

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts		Total Assets in the Accounts
Gregory Finck*	4	$5.1 billion	7	$408.0 million	9	(1)	$4.4 billion(1)
Andrew Szczurowski, CFA	6	$11.6 billion	1	$106.2 million	0		0

(1)  Of these other accounts, one account with a total of approximately $392.2 million in assets had performance-based fees.

*  As December 31, 2025.

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser's employee benefits and/or deferred compensation plans. The portfolio managers may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

The section of the Statement of Additional Information titled "Investment Advisory and Other Services—Fund Management—Securities Ownership of Portfolio Managers" is hereby deleted and replaced with the following:

As of December 31, 2024 (unless otherwise noted), the dollar range of Fund shares beneficially owned (or held notionally through IMAP) by the portfolio managers in the Fund is shown below:

Gregory Finck*	None
Andrew Szczurowski, CFA	$100,001-$500,000

*  As of December 31, 2025.

Please retain this supplement for future reference.